UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

Revolution Lighting Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23590	59-3046866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 BROAD STREET, STAMFORD, CONNECTICUT 06901

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 6, 2016, Revolution Lighting Technologies, Inc. (the “Company”) completed its previously announced acquisition of TNT Energy, LLC (“TNT”), pursuant to the terms of the Membership Interest Purchase Agreement, dated as of May 2, 2016 (the “Acquisition Agreement”), by and among Revolution Lighting Technologies – TNT Energy LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, TNT and Timothy M. Blanchard and Theodore A. Carmone Jr. (the “Members”). TNT is a turnkey provider of LED lighting-based energy savings projects within the commercial, industrial, hospitality, retail, education and municipal sectors. TNT’s headquarters are located in Raynham, Massachusetts with additional offices located in Westfield, Massachusetts.

In connection with the closing of the acquisition, Revolution (i) paid $8.0 million in cash, funded by the proceeds raised by the Company’s previously announced underwritten offering, and (ii) issued promissory notes in an aggregate amount of $2.0 million dollars to the Members. In addition, the Members are entitled to receive earn-out payments of up to $2.5 million, collectively, for each of 2016 and 2017 in the event that TNT achieves revenues of $32.5 million and $34.0 million, respectively, and EBITDA of $4.5 million and $4.8 million, respectively. In addition, if the aforementioned revenue targets are exceeded in the applicable year, the Members can earn an additional earn-out payment for each of 2016 and 2017, equal to 50% of the excess over the aforementioned EBITDA amounts, up to $1.0 million each year. The amount of any earn-out payment, if earned, is payable in cash or shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at the election of the Company, with a minimum of fifty percent (50%) to be paid in cash. As part of the acquisition, the Company expects to receive an estimated $2.0 million of working capital, as defined in the Acquisition Agreement.

On May 9, 2016, the Company issued a press release announcing the closing of the acquisition. A copy of the press release is furnished herewith as Exhibit 99.3. The audited balance sheets, statements of operations and cash flows of TNT as of December 31, 2015 and 2014, with an independent auditors’ report by Kahn, Litwin, Renza & Co., Ltd., and the unaudited pro forma condensed consolidated financial information of the Company for the year ended December 31, 2015 are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to the Company’s Current Report on Form 8-K filed with the Commission on May 2, 2016.

Item 8.01 Other Events.

On May 6, 2016, the Company closed on its previously announced underwritten offering (the “Offering”). In connection with the Offering, the Company sold 3,191,250 of shares of Common Stock (including the full exercise of the over-allotment option by the underwriters of 416,250 shares of Common Stock). The Offering was made pursuant to an existing and effective shelf registration statement filed on Form S-3 (File No. 333-199510), as supplemented by a final prospectus supplement filed with the SEC on May 2, 2016 pursuant to Rule 424(b) under the Securities Act.

After giving effect to the Offering, the Company has issued and outstanding 19,255,542 shares of Common Stock, of which RVL 1, LLC, the Company’s largest stockholder, and its affiliates beneficially own 8,420,386 shares, or approximately 44%. As such, the Company will no longer be a “controlled company” within the meaning of NASDAQ Marketplace Rule 5615. In connection with no longer being a controlled company, the Company will comply with all applicable corporate governance phase-in requirements under the Nasdaq Listing Rules.

On May 9, 2016, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished herewith as Exhibit 99.3.

On May 6, 2016, the Company entered into a ninth amendment to its loan and security agreement, as amended (the “Loan Agreement”), with Bank of America, N.A. (“Bank of America”), pursuant to which, among other things, Bank of America consented to the TNT acquisition and agreed to adjust the ownership threshold of our largest beneficial holder, Aston Capital LLC, an entity controlled by our Chairman, President and Chief Executive Officer, upon which a change in control of the Company would be deemed to occur, from 51% to 35%.

The foregoing is a summary of the material terms of the ninth amendment and does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ninth amendment, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consent, Joinder and Ninth Amendment to Loan and Security Agreement and Sixth Amendment to Pledge Agreement, dated May 6, 2016, by and among Revolution Lighting Technologies, Inc., Lumificient Corporation, Lighting Integration Technologies, LLC, Seesmart Technologies, LLC, Relume Technologies, Inc., Tri-State LED DE, LLC, Value Lighting, LLC, All Around Lighting, L.L.C., Energy Source, LLC, Revolution Lighting – E-Lighting, Inc., Seesmart, Inc., and TNT Energy, LLC, the Guarantors party thereto and Bank of America, N.A.

99.1	TNT Energy, LLC Financial Statements and Supplementary Information, Years Ended December 31, 2015 and 2014 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2016)

99.2	Revolution Lighting Technologies, Inc., Unaudited Pro Forma Condensed Consolidated Financial Statements (incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2016)

99.3	Press Release, dated May 9, 2016, of Revolution Lighting Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2016

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By: /s/ James A. DePalma
Name: James A. DePalma
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consent, Joinder and Ninth Amendment to Loan and Security Agreement and Sixth Amendment to Pledge Agreement, dated May 6, 2016, by and among Revolution Lighting Technologies, Inc., Lumificient Corporation, Lighting Integration Technologies, LLC, Seesmart Technologies, LLC, Relume Technologies, Inc., Tri-State LED DE, LLC, Value Lighting, LLC, All Around Lighting, L.L.C., Energy Source, LLC, Revolution Lighting – E-Lighting, Inc., Seesmart, Inc., and TNT Energy, LLC, the Guarantors party thereto and Bank of America, N.A.

99.1	TNT Energy, LLC Financial Statements and Supplementary Information, Years Ended December 31, 2015 and 2014 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2016)

99.2	Revolution Lighting Technologies, Inc., Unaudited Pro Forma Condensed Consolidated Financial Statements (incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2016)

99.3	Press Release, dated May 9, 2016, of Revolution Lighting Technologies, Inc.